FINANCIAL INVESTORS TRUST

SUPPLEMENT DATED JUNE 28, 2019
TO THE PROSPECTUS FOR THE HIGHLAND RESOLUTE FUND
DATED AUGUST 31, 2018, AS SUPPLEMENTED FROM TIME TO TIME

The Board of Trustees of Financial Investors Trust (the “Board”) has approved Parametric Portfolio Associates LLC (“Parametric”) as a sub-adviser to the Highland Resolute Fund (the “Fund”), effective June 30, 2019 (the “Effective Date”). On or about July 1, 2019, a portion of the Fund’s assets may be allocated to Parametric.

Effective July 1, 2019, the following information supplements and supersedes any contrary information contained in the sub-section of the Fund’s prospectus entitled “Summary Section – Principal Investment Strategies – Sub-Advisers.”

Each Sub-Adviser is responsible for the day-to-day management of its allocated portion of Fund assets. The Adviser has ultimate responsibility, subject to the oversight of the Board of Trustees of the Fund, to oversee the Sub-Advisers, and to recommend their hiring, termination and replacement. The Adviser may hire and terminate Sub-Advisers in accordance with the terms of an exemptive order obtained by the Fund and the Adviser from the SEC, under which the Adviser is permitted, subject to supervision and approval of the Board of Trustees, to enter into and materially amend sub-advisory agreements for the Fund, specifically without shareholder approval. Currently, the Adviser has entered into separate sub-advisory agreements with Incline Global Management, LLC (“Incline Global”), Chatham Asset Management, LLC (“Chatham”) and Parametric Portfolio Associates LLC (“Parametric”).

Effective July 1, 2019, the following information supplements and supersedes any contrary information contained in the section of the Fund’s prospectus entitled “Summary Section - Investment Adviser.”

Highland Associates, Inc. (the “Adviser”) is the investment adviser to the Fund.

As of the date of this Prospectus, Incline Global Management, LLC, Chatham Asset Management, LLC and Parametric Portfolio Associates LLC serve as sub-advisers to the Fund.

Effective July 1, 2019, the following information is inserted after the last paragraph of information contained in the section of the Fund’s prospectus entitled “Summary Section – Portfolio Managers.”

Parametric

Tom Lee, CFA, Managing Director – Investment Strategy and Research, Jay Strohmaier, CFA, Managing Director, Perry Li, CFA, FRM, Portfolio Manager and Michael Zaslavsky, CFA, Portfolio Manager, have served as portfolio managers to the Fund since July 2019.

Effective July 1, 2019, the following information supplements and supersedes any contrary information contained in the section of the Fund’s prospectus entitled “Investment Objective and Principal Strategies – Sub-Advisers.”

Each Sub-Adviser is responsible for the day-to-day management of its allocated portion of Fund assets. The Adviser has ultimate responsibility, subject to the oversight of the Board of Trustees of the Fund, to oversee the Sub-Advisers, and to recommend their hiring, termination and replacement. The Adviser may hire and terminate Sub-Advisers in accordance with the terms of an exemptive order obtained by the Fund and the Adviser from the SEC, under which the Adviser is permitted, subject to supervision and approval of the Board of Trustees, to enter into and materially amend sub-advisory agreements without shareholder approval. The Adviser will furnish shareholders of the Fund with information regarding a new Sub-Adviser within 90 days of the hiring of the new Sub-Adviser. Currently, the Adviser has entered into sub-advisory agreements for the Fund, specifically with Incline Global Management, LLC (“Incline Global”), Chatham Asset Management, LLC (“Chatham”) and Parametric Portfolio Associates LLC (“Parametric”).

Effective July 1, 2019, the following information is inserted immediately before the sixth paragraph of the information contained in the section of the Fund’s prospectus entitled “Management.”

Parametric, Minneapolis Office, 3600 Minnesota Drive, Suite 325, Minneapolis, Minnesota 55435. Parametric offers systematic alpha strategies that seek to outperform designated benchmarks on a risk-adjusted basis by applying systematic, rules-based asset class exposure. The firm’s customized exposure management solutions use individual securities, exchange-traded funds, futures, options and other derivative instruments to construct and manage portfolios to assist clients in meeting their market exposure, risk management, tax management and return objectives. As of December 31, 2018, Parametric had total firm assets under management of approximately $226.7 billion.

Effective July 1, 2019, the following information is inserted immediately before the last paragraph of the information contained in the section of the Fund’s prospectus entitled “Portfolio Managers.”

PARAMETRIC

Each of the persons listed below are responsible for the day-to-day management of the particular portion of the Fund’s assets allocated to Parametric, subject to the oversight of the Adviser, and have served as portfolio managers of the Fund on behalf of Parametric since July 2019. Parametric uses a team approach to manage a portion of the Fund’s assets under the leadership of Tom Lee, CFA, Managing Director – Investment Strategy and Research.

Portfolio Manager	Past 5 Years’ Experience
Jay Strohmaier, CFA	Mr. Strohmaier has served as Managing Director at Parametric for more than five years.
Perry Li, CFA, FRM	Mr. Li has worked at Parametric in various investment capacities since 2014 and began serving as portfolio manager in 2018.
Michael Zaslavsky, CFA

Mr. Zaslavsky has worked at Parametric in various investment capacities since 2015 and began serving as portfolio manager in 2018. Prior to joining Parametric, Mr. Zaslavsky worked for Citigroup as a proprietary trader from 2009 to 2015, specializing in volatility modeling and arbitrage across equity indexes, single stocks and commodities.

For more information, please contact the Fund at (855) 268-2242.

* * * *

As previously disclosed in the supplement to the Fund’s Prospectus and Statement of Additional Information filed on June 21, 2019 (the “Change of Control Supplement”), the Adviser entered into an agreement pursuant to which Regions Bank would acquire the Adviser (the “Transaction”). If the Transaction is completed later this calendar year as anticipated, the investment sub-advisory agreement among the Trust, on behalf of the Fund, the Adviser and Parametric would terminate pursuant to the same termination provisions as described in the Change of Control Supplement. In anticipation of the closing of the Transaction, on June 11-12, 2019, the Board approved a new investment sub-advisory agreement with respect to Parametric that would go into effect upon the closing date of the Transaction (the “New Parametric Agreement”). But for the effective date, the New Parametric Agreement is the same in all material respects to the existing Parametric sub-advisory agreement, including an initial two-year term. For more information regarding the Transaction, please refer to the Change of Control Supplement.

* * * *

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

FINANCIAL INVESTORS TRUST

SUPPLEMENT DATED JUNE 28, 2019

TO STATEMENT OF ADDITIONAL INFORMATION

FOR THE HIGHLAND RESOLUTE FUND

DATED AUGUST 31, 2018, AS SUPPLEMENTED FROM TIME TO TIME

The Board of Trustees of Financial Investors Trust (the “Board”) has approved and Parametric Portfolio Associates LLC (“Parametric”) as a sub-adviser to the Highland Resolute Fund (the “Fund”), effective June 30, 2019 (the “Effective Date”). On or about July 1, 2019, a portion of the Fund’s assets may be allocated to Parametric.

Effective July 1, 2019, the following information replaces in its entirety the last sentence of the section “What are the Fund’s Principal Investment Strategies – Sub-Advisers” section of the SAI:

Currently, the Adviser has entered into sub-advisory agreements for the Fund, specifically with Incline Global Management, LLC (“Incline Global”), Chatham Asset Management, LLC (“Chatham”) and Parametric Portfolio Associates LLC (“Parametric”).

Effective July 1, 2019, the following information replaces the first six sentences of the fourth paragraph of the section of the Funds’ SAI entitled “Investment Adviser.”

Currently, the Adviser has entered into Sub-Advisory Agreements with Incline Global Management, LLC (“Incline Global”), Chatham Asset Management, LLC (“Chatham”), and Parametric Portfolio Associates LLC (“Parametric”). As of the date of this SAI, a portion of the Fund’s assets have been allocated to Incline Global, Chatham and Parametric. The initial term of each Sub-Advisory Agreement is two years. The Board may extend each Sub-Advisory Agreement for additional one-year terms. The Board, the shareholders of the Fund by the vote of a majority of the voting securities of the Fund, the Adviser or the applicable Sub-Adviser may terminate each Sub-Advisory Agreement upon sixty (60) calendar days’ notice. A discussion regarding the basis for the Board’s approval of the renewal of the Sub-Advisory Agreement between the Adviser and Incline is available in the Fund’s annual report for the period ended April 30, 2018. A discussion regarding the basis for the Board’s approval of the Sub-Advisory Agreement between the Adviser and Chatham is available in the Fund’s annual report for the period ended April 30, 2017. A discussion regarding the basis for the Board’s approval of the Sub-Advisory Agreements between the Adviser and Parametric will be available in the Fund’s annual report for the period ended April 30, 2019.

Effective July 1, 2019, the following information is added to the “Other Accounts Managed by Portfolio Managers” table under “Portfolio Managers” section of the Funds’ SAI:

Portfolio Manager(s)	Registered Investment Companies		Other Pooled Investment Vehicles*		Other Accounts
	Number	Total Assets (in millions)	Number	Total Assets	Number	Total Assets
Parametric Portfolio Associates LLC as of 5/31/19
Tom Lee, CFA	4	$845.14	5	$6,892.97	832	$32,701.44*
Jay Strohmaier, CFA	3	$891.87	4	$6,740.79	147	$6,182.23
Perry Li, CFA, FRM	2	$339.66	4	$6,740.79	147	$6,182.23
Michael Zaslavsky, CFA	2	$339.66	4	$6,740.79	147	$6,182.23

*	Six other accounts with $925.35 million in assets have a performance-based fee.

Effective July 1, 2019, the following information is inserted after the last paragraph of the section of the Funds’ SAI entitled “Portfolio Managers – Portfolio Managers Compensation.”

Parametric Portfolio Associates LLC (“Parametric”)

Portfolio Manager Compensation

Parametric Portfolio Associates LLC (“Parametric”). Compensation of investment professionals at Parametric has three primary components: (i) a base salary; (ii) an annual cash bonus; and (iii) annual equity- based compensation for eligible employees.

Parametric investment professionals also receive certain retirement, insurance and other benefits that are broadly available to Parametric employees. Compensation of Parametric professionals is reviewed on an annual basis. Stock-based compensation awards and adjustments in base salary and bonuses are typically paid and/or put into effect at or shortly after, the firm’s fiscal year-end, October 31.

The firm also maintains the following arrangements:

•	Employment contracts for key investment professionals and senior leadership.

•	Eligible employees receive Eaton Vance equity grants that vest over a five-year period from grant date.The vesting schedule for each grant is 10% in year one, 15% in year two, 20% in year three, 25% in year four, and 30% in year five.

•	Participation in Parametric equity plans for key employees, reflective of their individual contribution to the firm’s success and tenure at the firm.

•	Profit sharing that over a five-year period from employee’s start date. The vesting schedule for the profit sharing is 20% per year from the employee’s start date.

Parametric seeks to compensate investment professionals commensurate with responsibilities and performance while remaining competitive with other firms within the investment management industry.

Salaries, bonuses and stock-based compensation are also influenced by the operating performance of Parametric and its parent company, Eaton Vance Corp. (“EVC”). While the salaries of investment professionals are comparatively fixed, cash bonuses and stock-based compensation may fluctuate from year-to-year, based on changes in financial performance and other factors. Parametric also offers opportunities to move within the organization, as well as incentives to grow within the organization by promotion.

Additionally, Parametric participates in compensation surveys that benchmark salaries against other firms in the industry. This data is reviewed, along with a number of other factors, so that compensation remains competitive with other firms in the industry.

Conflicts of Interest with Other Accounts

CONFLICTS OF INTEREST. Parametric has a fiduciary obligation to act at all times in the best interests of its clients. It is the responsibility of Parametric’s senior management in conjunction with Compliance to ensure the protection of client assets. Several Parametric policies and procedures are designed to identify real and potential conflicts of interest, and further manage these conflicts of interest. Conflicts of interest may arise when Parametric places its own interests or the interests of its affiliates ahead of its clients’ interests, or when Parametric places the interests of certain clients ahead of other clients’ interests. Parametric regularly monitors and evaluates the nature of its business and other key relationships, including its affiliate relationships, in order to prevent material conflicts with its clients.

Conflicts of interest may arise for individual employees as well. To identify and assess potential conflicts of interest, all employees are required to disclose all external and internal potential conflicts of interest including, but not limited to, outside business activities, related persons employed in the securities industry, board membership, and any key relationships with public companies.

Parametric anticipates that, in appropriate circumstances and consistent with the client’s investment objectives, it will cause accounts over which Parametric has management authority to recommend the purchase or sale of securities in which Parametric and/or its other clients, directly or indirectly, have a position or interest. From time to time, Parametric or its affiliates may also recommend to investment advisory clients or prospective clients the purchase or sale of mutual funds in which Parametric receives a sub-advisory fee. Subject to satisfying Parametric’s Code of Ethics policy and applicable laws, officers, directors and employees of Parametric may trade for their own accounts in securities that are recommended to and/or purchased for their clients.

Parametric’s Code of Ethics is designed to reasonably address conflicts of interest between Parametric and its clients and to ensure that the activities, interests and relationships of employees will not interfere with making decisions in the best interest of advisory clients. Compliance monitors employee trading to reasonably ensure that employees have complied with the restrictions outlined in the Code of Ethics, and to verify that employees are not taking advantage of their inside position.

Effective July 1, 2019, the following information is added to the “Ownership of Securities” table under “Portfolio Managers” section of the Fund’s SAI:

Portfolio Manager(s)	Dollar Range of Ownership of Securities
Tom Lee, CFA	$0
Jay Strohmaier, CFA	$0
Perry Li, CFA, FRM	$0
Michael Zaslavsky, CFA	$0

Effective July 1, 2019, the following information is added to the end of the “APPENDIX B - Proxy Voting Policy, Procedures and Guidelines” section of the SAI.

PARAMETRIC PORTFOLIO ASSOCIATES LLC

Proxy Voting Policies and Procedures

Last Updated	February 1, 2018
Applicable Regulatory Requirement	Rule 206(4)-6 under the Investment Advisers Act
Related Policies	N/A
Business Group Owners	Operations Proxy Voting Committee Corporate Governance Committee

Policy

Parametric Portfolio Associates LLC (“Parametric”) has adopted and implemented these policies and procedures which it believes are reasonably designed to ensure that proxies are voted in the best interests of clients, in accordance with its fiduciary obligations and applicable regulatory requirements. When it has been delegated the responsibility to vote proxies on behalf a client, Parametric will generally vote them in accordance with its Proxy Voting Guidelines, attached hereto as Exhibit A. The Proxy Voting Guidelines are set and annually reviewed by the firm’s Corporate Governance Committee. Parametric will consider potential conflicts of interest when voting proxies and disclose material conflicts to clients. Parametric will promptly provide these policies and procedures, as well as proxy voting records, to its clients upon request. As required, Parametric will retain appropriate proxy voting books and records. In the event that Parametric engages a third party service provider to administer and vote proxies or provide other proxy voting services on behalf a client, it will evaluate the service provider’s conflicts of interest procedures and confirm its abilities to vote proxies in the client’s best interest.

Regulatory Requirements

Rule 206(4)-6 under the Investment Advisers Act requires that an investment adviser that exercises voting authority over client proxies to adopt and implement policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interest of the client. The rule specifically requires that the policies and procedures describe how the adviser addresses material conflicts of interest with respect to proxy voting. The rule also requires an adviser to disclose to its clients information about those policies and procedures, and how the client may obtain information on how the adviser has voted the client’s proxies. In addition, Rule 204-2 under the Act requires an adviser to retain certain records related to proxy voting.

Responsibility

The Manager, Investment Operations (the “Manager”) is responsible for the day-to-day administration of the firm’s proxy voting practices. One or more Operations personnel (each a “Proxy Voting Coordinator”) are responsible for ensuring proxy ballots are received and voted in accordance with the firm’s Proxy Voting Guidelines. The Director of Responsible Investing is responsible for providing guidance with regard to the Proxy Voting Guidelines. The Proxy Voting Committee is responsible for monitoring Parametric’s proxy voting practices and evaluating any service providers engaged to vote proxies on behalf of clients. The Corporate Governance Committee is responsible for setting and annually reviewing the firm’s Proxy Voting Policies and Procedures and Proxy Voting Guidelines. The Compliance Department is responsible for annually reviewing these policies and procedures to verify that they are adequate, appropriate and effective.

Procedures

Parametric has adopted and implemented procedures to ensure the firm’s proxy voting policies are observed, executed properly and amended or updated, as appropriate. The procedures are summarized as follows:

New Accounts

•	Parametric is generally delegated the responsibility to vote proxies on behalf of clients. (The Minneapolis and Westport Investment Centers, which manage overlay and options-based strategies, generally do not vote proxies on behalf of their clients but may be required to do so, from time to time.) This responsibility is typically established in the investment advisory agreement between the client and Parametric. If not set forth in the advisory agreement, Parametric will assume the responsibility to vote proxies on the client’s behalf unless it has received written instruction from the client not to.

•	When a new client account is established, Parametric will instruct the client’s custodian to forward all proxy materials to Broadridge Financial Solutions (Broadridge) or Institutional Shareholder Services (ISS), proxy voting service providers engaged by Parametric to administer proxy voting.

•	On a monthly basis, Operations performs a reconciliation to ensure that Broadridge or ISS are receiving proxies for all client accounts for which Parametric is responsible for voting client proxies.

Proxy Voting Administration – Seattle Investment Center

•	Parametric’s proxy voting is administered on a daily basis by the Proxy Voting Coordinator, who is a member of Parametric’s Operations Department. The Coordinator is responsible for ensuring proxies are voted in accordance with Parametric’s Proxy Voting Guidelines or other specified guidelines set and provided by a client.

•	The Director of Responsible Investing will actively review research and guidance issued by third party proxy voting analysts regarding proxy voting issues relevant to Parametric’s clients and monitor upcoming shareholder meetings and votes. The Director will provide guidance to the Manager and Proxy Voting Coordinators with regard to the Proxy Voting Guidelines and how they apply to proxy ballots. The Director will ensure that rationale for votes cast is properly documented and reviewed by other Committee members, as warranted.

•	Parametric utilizes the Broadridge ProxyEdge and ISS ProxyExchange tools to manage, track, reconcile and report proxy voting. Parametric relies on these applications to ensure that all proxies are received and voted in timely manner.

•	In the unlikely event that a ballot proposal is not addressed by the Proxy Voting Guidelines, the Proxy Voting Coordinator will consult with the Manager to confirm that the Proxy Voting Guidelines do not address the proxy issue. If confirmed, the Manager will refer the proposal to the Proxy Voting Committee for their consideration. The Proxy Voting Committee may review research and guidance issued by third party proxy voting service providers when making a vote determination. A vote determination must be approved in writing by not less than two Committee members before Operations may vote the ballot item. The rationale for making the determination will be documented by the Committee.

•	The Proxy Voting Coordinator may abstain from voting a proxy on behalf of a client account if the economic effect on shareholders’ interests or the value of the holding is indeterminable or insignificant (e.g., the security is no longer held in the client portfolio) or if the cost of voting the proxy outweighs the potential benefit (e.g., international proxies which share blocking practices may impose trading restrictions).

•	A secondary review of proxy votes submitted by the Proxy Voting Coordinator is performed by the Manager or his/her delegate on a regular basis, to verify that Parametric has voted all proxies and voted them consistent with the appropriate proxy voting guidelines.

Proxy Voting Administration – Minneapolis Investment Center

From time to time, the Minneapolis Investment Center may be required to vote a proxy ballot on behalf of a client. Proxy ballots mailed to the Minneapolis Investment Center or sent directly to Broadridge are logged into ProxyEdge. The Minneapolis Operations Team is responsible for monitoring proxy ballots received. The Minneapolis Operations Team will request and receive instruction from the Proxy Voting Coordinator or Manager as how to vote the ballot in accordance with the firm’s Proxy Voting Guidelines.

Proxy Voting Committee

•	Parametric has established a Proxy Voting Committee (the “Committee”), which shall meet on a quarterly basis to oversee and monitor the firm’s proxy voting practices. The Committee’s charter is attached hereto as Exhibit B.

•	The Committee will consider requests (from clients or Portfolio Managers) to vote a proxy contrary to the firm’s Proxy Voting Guidelines. The Committee will document its rationale for approving or denying the request.

•	On an annual basis, the Committee will review the firm’s Proxy Voting Policies and Procedures and Proxy Voting Guidelines to ensure they are current, appropriate and designed to serve the best interests of clients and fund shareholders and recommend any changes to the Corporate Governance Committee.

•	In the event that Parametric deems it to be in a client’s best interest to engage a third party proxy voting service provider, the Committee will exercise due diligence to ensure that the service provider firm can provide objective research, make recommendations or vote proxies in an impartial manner and in the best interest of the client. This evaluation will consider the proxy voting firm’s business and conflict of interest procedures, and confirm that the procedures address the firm’s conflicts. On an annual basis, the Committee will evaluate the performance of any third-party proxy voting firms and reconsider if changes have impacted their conflict of interest procedures. Initial and ongoing due diligence evaluations shall be documented in writing.

Conflicts of interest

•	Using the criteria set by the Proxy Voting Committee the Compliance Department will identify and actively monitor potential conflicts of interest which may compromise the firm’s ability to vote a proxy ballot in the best interest of clients. Compliance will maintain a List of Potentially Conflicted Companies and provide it to Operations whenever it is updated. The list shall identify potential conflicts resulting from business relationships with clients, potential clients, service providers, and the firm’s affiliates.

•	All proxies are voted by Parametric in accordance with the firm’s Proxy Voting Guidelines. If a proxy ballot is received from an issuer on the List of Conflicted Companies and a proposal is not addressed by the Proxy Voting Guidelines, the Voting Coordinator will forward the proposal to the Manager to confirm that the guidelines do not address the proposal. If confirmed, the Manager will forward the proposal to the Proxy Voting Committee.

•	If the Proxy Voting Committee determines a material conflict exists, Parametric will refrain from voting the proxy until it has disclosed the conflict to clients and obtained their consent or instruction as how to vote the proxy. Parametric shall provide all necessary information to clients when seeking their instruction and/or consent in voting the proxy.

•	If a client is unresponsive and fails to provide Parametric with instruction or consent to vote the proxy, the Proxy Voting Committee shall make a good faith determination as how to vote the proxy (which may include abstaining from voting the proxy) and provide appropriate instruction to the Proxy Voting Coordinator. The Committee shall document the rationale for making its final determination.

Proxy Voting Disclosure Responsibilities

•	As a sub-adviser to various mutual funds registered under the Investment Company Act of 1940, Parametric will, upon each fund’s request, compile and transmit in a timely manner all data required to be filed on Form N-PX to the appropriate fund’s administrator or third party service provider designated by the fund’s administrator.

•	Parametric will promptly report any material changes to these policies and procedures to its mutual fund clients in accordance with their respective policies and procedures, to ensure that the revised policies and procedures may be properly reviewed by the funds’ Boards of Trustees/Directors and included in the funds’ annual registration statements.

Solicitations and Information Requests

•	Parametric’s proxy voting policies and procedures are summarized and described to clients in Item 17 of the firm’s Form ADV Brochure (Form ADV Part 2A). Parametric will promptly provide a copy of these proxy voting policies and procedures, which may be updated from time to time, to a client upon their request.

•	Parametric’s Form ADV Brochure discloses to clients how they may obtain information from Parametric about how it voted proxies on their behalf. Parametric will provide proxy voting information free of charge upon written request.

•	Parametric will not reveal or disclose to any third-party how it may have voted or intends to vote a proxy until its vote has been counted at the respective shareholder’s meeting. Parametric may in any event disclose its general voting guidelines. No employee of Parametric may accept any benefit in the solicitation of proxies.

Compliance Review

•	On a regular basis, but not less than annually, the Compliance Department will review a sample of proxies voted to verify that Parametric has voted proxies in accordance with the firm’s proxy voting guidelines and in clients’ best interests.

•	On an annual basis, the Compliance Department will review the firm’s proxy voting policies and procedures, as required per Rule 206(4)-7, to confirm that they are adequate, effective, and designed to ensure that proxies are voted in clients’ best interests.

Class Actions

•	Parametric generally does not file or respond to class action claims on behalf of clients unless specifically obligated to do so under the terms of the client’s investment advisory agreement. Parametric will retain appropriate documentation regarding any determinations made on behalf of a client with regard to a class action claim or settlement.

Recordkeeping

•	Parametric will maintain proxy voting books and records in an easily accessible place for a period of six years, the first two years in the Seattle Investment Center.

•	Parametric will maintain all requisite proxy voting books and records, including but not limited to: (1) proxy voting policies and procedures, (2) proxy statements received on behalf of client accounts, (3) proxies voted, (4) copies of any documents that were material to making a decision how to vote proxies, and (5) client requests for proxy voting records and Parametric’s written response to any client request.

EXHIBIT A

PARAMETRIC PORTFOLIO ASSOCIATES LLC

PROXY VOTING GUIDELINES

Dated: February 1, 2018

Stock ownership represents an opportunity to participate in the economic rewards of a long-lived asset and shareholder rights represent an important path to maximizing these benefits. Given this, Parametric expects the companies in which we invest to adhere to effective governance practices and consider their impact on the environment and the communities in which they operate. Our Proxy Voting Guidelines (the Guidelines) are designed to safeguard investor capital over the long-run by supporting qualified, independent boards that show accountability and responsiveness to shareholders and shareholder proposals that are prudent and relevant. In this effort, we consider the work of recognized corporate governance experts and outside research providers, as well as collaborative investor groups.

The Guidelines are reviewed annually and updated as needed. Below we summarize our guiding principles and key considerations for certain types of proposals. In addition to the guiding principles set forth below, Parametric will review research and guidance issued by third party proxy voting service providers in making voting determinations. Proposals that are not addressed by the Guidelines will be reviewed by the Proxy Committee and voted in the manner that best meets our guiding principles.

Board of Directors

Investors rely on the board of directors to oversee management and address reasonable shareholder concerns. Therefore, the independence, competence, and responsiveness of directors is paramount and assessing nominees is a major area of focus in our voting. We expect the board be free of conflicts of interest that would impair their ability to fairly represent the interests of shareholders and to have appropriate expertise. We believe that competent board members can be found throughout the wider population and a high degree of homogeneity on a board may signal the need for systematic improvement in the nomination process. Responsiveness includes a willingness to consider labor, human rights, and environmental issues pertinent to the business, in addition to more routine corporate governance issues. Parametric will vote for nominees who demonstrate these qualities and against individual directors, or the entire board, in their absence. We will generally support shareholder proposals for independent chairman/CEO roles and proxy access, with reasonable requirements.

Conditions that could trigger an against or withhold vote for individual directors or the entire board include:

•	Majority non-independent board, or lack of independence on key committees
•	Insufficient attendance at meetings (generally less than 75%), or excessive number of outside boards
•	Failure to act on shareholder proposals that have received majority support
•	Poor governance practices such as actions to classify the board, or adopt a poison pill or amend bylaws or charter without shareholder approval

We believe that chairman of the board and CEO are different jobs that are best fulfilled by separate individuals, particularly for larger, more complex companies. We expect companies with combined roles to provide a clear rationale for the benefits and to put governance structures in place to protect against compromised oversight, such as a lead or presiding director.

In the case of contested elections, nominees will be subjected to similar analysis and expectations. In particular, dissident directors should present a more compelling strategy for improving company returns than the incumbent board.

Auditors

Investors rely on auditors to attest to the integrity of a company’s financial statements, without which the business could not be properly evaluated. It is essential that auditors be independent, accurate, fair in the fees charged, and not subject to conflicts of interest. Non-audit fees are expected to generally be no more than a quarter of all fees paid. Parametric will generally vote for ratification of auditors that meet this criteria and vote case-by-case on shareholder proposals for mandatory rotation.

Executive Compensation

Executive compensation is an especially complex issue. Properly structured compensation is essential to attracting and retaining effective corporate management. Poorly structured compensation can create perverse incentives and contribute to the erosion of public trust. Achieving an ideal compensation package is complicated by questions around how to measure performance and the extent to which management should be penalized or rewarded by factors outside of their control. In light of this, our primary concern is to be attuned to packages that are truly outside of generally accepted practices, in either magnitude or structure, and may incentivize perverse behavior or result in paying for failure. We believe that total shareholder return as well as other financial metrics can be an appropriate basis for measurement. We generally support compensation that is well-disclosed, reasonably in line with peers and total shareholder returns, and reflects longer-term strategic company goals. We support annual frequency for say on pay votes. In the case of equity based pay, we may oppose plans with the potential dilution of greater than 15%. In the case of severance agreements, we prefer arrangements that are triggered by both a change in control and termination, and are limited to no more than three times recent annual compensation.

Mergers & Acquisitions

Business combinations can be valuable strategic tool but many fail to live up to expectations. Each must be evaluated on a case by case basis. In addition to considering valuation, strategic rationale, any conflicts of interest and potential changes to the governance profile, we may also consider the impact on community stakeholders. We will generally support combinations that appear to have a high chance of improving shareholder value over the long-run.

Capital Structure

Obtaining additional capital may be necessary to finance vital projects and take advantage of opportunities for growth but this potential value must be weighed any potentially negative impact on existing shareholders. Considerations for authorization of certain types of capital are as follows:

•	Common Stock – Voted case-by-case. The rationale for the increase and opportunity cost of not approving the request must overcome the dilutive impact. Prior use of authorized shares will also be considered. Requests for increases more than 100% of the existing authorization will generally be opposed, in the absence of a clear need. In the case of dual-class structure, increases in the class of stock with superior voting rights will be opposed.

•	Preferred Stock – Requests for preferred stock with clearly specified and reasonable terms will be supported. Requests for stock with unspecified terms (blank check) will be opposed.

•	Debt Restructuring – supported if bankruptcy is expected without restructuring, considered on a case by case otherwise.

Shareholder Rights

Without certain shareholder rights, investors’ votes can become useless. Broadly, we support proposals that enhance voting rights and against those that seek to undermine them, and we will vote against/withhold for directors that take actions to abridge shareholder rights. We believe that in most cases each common share should have one vote, and that a simple majority of voting shares should be all that is required to effect change.

•	Majority Voting Standard – In almost all cases we prefer a majority vote standard for binding votes. We also expect management to be responsive to non-binding votes that have received majority support. In the case that there are more nominees than board seats, we support a plurality vote requirement.

•	Supermajority Requirements – We are generally opposed to supermajority vote requirements. However, in select cases we might actually support maintaining existing supermajority requirements as a means to protect minority shareholders if new owners seek to change charter or bylaws after a dilutive stock or warrant issuance.

•	Cumulative Voting – Although we do not generally prefer cumulative voting, it may be warranted in certain cases as a safeguard for shareholders and will therefore be evaluated on a case by case basis.

•	Confidential Voting – We support confidential voting systems in which management and shareholders receive only vote totals and individual proxies and ballots are made available only to vote tabulators and inspectors.

•	Right to call meetings and act by written consent – We support proposals that enhance shareholders’ ability to act independently of management, with reasonable requirements, and oppose any that preclude it.
•	Unequal Voting Rights – Dual-class capitalization structure with unequal voting rights is at odds with the principle that voting rights be commensurate with economic interest. We expect companies with unequal voting rights structures to have a clear rationale for the benefits and an overall governing structure that avoids potential issues related to management or board entrenchment.

•	Bundled Proposals – Individual proposals should never be bundled, however, in the case that they are, we will support the bundle if the combined effect is expected to be beneficial to shareholders and against if not.

•	Poison Pills – Although poison pills can be used legitimately, we are more concerned about their potential to be used as a management entrenchment device. We expect the board to provide clear rationale for the pill and submit it to a shareholder vote. We generally prefer shorter terms for pills and unequivocally oppose any features that limit the ability of future boards to eliminate it. We will support reasonably designed pills to protect net operating loss tax assets.

•	Access to the Proxy – We support providing shareholders the right to nominate director candidates on management’s proxy card, with certain requirements to help prevent abuse of this right.

•	Greenmail – Targeted share repurchases of stock from investors seeking control of the company is an inappropriate use of resources and discriminates against other shareholders. We support anti-greenmail provisions in a charter or bylaws. However, we vote against anti-greenmail proposals that have been bundled with proposals that we do not support.

Environmental and Social Shareholder Resolutions:

Shareholder resolutions are an important communication mechanism between the board and shareholders. In addition to supporting any of the shareholder resolutions on general governance mentioned previously, we also support resolutions that encourage the board to improve relevant policies and disclosures as well as take action on certain matters. Our guiding principles are that businesses must adhere to internationally recognized labor and human rights standards; be transparent around corporate practices involving weapons, repressive governments, public health and product safety; maintain accountability for lobbying and political contributions; and set and report on environmental performance goals related to the firm’s long-term strategy. We will not support resolutions on matters best left to the board’s discretion or addressed via legislation or regulation, or that would be unduly burdensome.

EXHIBIT B

PARAMETRIC PORTFOLIO ASSOCIATES LLC

PROXY VOTING COMMITTEE CHARTER

February 1, 2018

Article I – Purpose

Parametric Portfolio Associates LLC (“Parametric”) has adopted and implemented proxy voting policies and procedures which are designed to ensure that Parametric fulfills its fiduciary obligation to vote proxies in the best interests of its clients. Parametric has established this Proxy Voting Committee (the “Committee”) for the purpose of overseeing the implementation and execution of these proxy voting procedures.

Article II – Composition of the Committee

1.	Size of Committee

The Committee shall be comprised of not less than five people.

2.	Appointment of Members

The Committee shall generally consist of Investment Strategy, Portfolio Management, Operations, and Compliance personnel. Additional committee members may be appointed by the Committee chairperson. Parametric employees from other business groups may serve on the Committee if the chairperson determines their service to be in the best interest of Parametric.

3.	Committee Chair

One Committee member shall serve as the Committee’s chairperson (the “Chair”) who shall preside over meetings of the Committee and report Committee actions to the Corporate Governance Committee. The Chair is responsible for setting the Committee membership and appointing a Committee Coordinator. If the Chair is not present at a regular or special Committee meeting, the Committee may designate an acting Chair.

4.	Committee Coordinator

One member of the Committee shall serve as the Committee Coordinator, who is responsible for maintaining Committee meeting minutes, setting regular Committee meetings, coordinating an annual review of the firm’s Proxy Voting Guidelines, and facilitating the Committee oversight of special proxy voting issues and developments.

Article III – Meetings and Other Actions

1.	Meetings

The Committee shall meet on a quarterly basis but may meet more frequently if deemed necessary to fulfill the Committee’s duties and responsibilities. The length and agendas for regular meetings shall be determined by the Chair in consultation with the Committee Coordinator and other Committee members. Three members of the Committee shall constitute a quorum required for the transaction of business and the act of a majority present shall be the act of the Committee. Committee members may participate in a meeting by means of a conference telephone or similar communications equipment. Non-committee members may attend a meeting at the invitation of the Chair.

2.	Meeting Minutes

The Committee Coordinator shall keep regular minutes of all regular and special meetings and record any actions taken. If the Committee Coordinator is not present at a meeting, another Committee member shall keep minutes of the proceedings. Meeting minutes shall be distributed to all Committee members and confirmed at the next regular meeting. The Committee Coordinator is responsible for maintaining the permanent corporate record of all Committee meeting minutes.

3.	Authority of the Committee

The Committee is authorized and directed to take such action it deems necessary to fulfill its duties and obligations set forth in Article IV of this Charter.

Article IV – Responsibilities

To fulfill its duties and responsibilities the Proxy Voting Committee shall:

1.	Oversee and monitor the proxy voting processes to ensure that all proxies are voted in accordance with the firm’s Proxy Voting Guidelines or, for specified client accounts, client proxy voting guidelines.

2.	Consider and determine votes for issues that are not addressed by the firm’s Proxy Voting Guidelines. (At least two members of the Committee must approve a vote determination before a ballot is voted. All determinations by members of the Committee are reviewed by the Committee at its next regular meeting.)

3.	Consider requests (from portfolio managers, clients, advisers) to vote contrary to the firm’s Proxy Voting Guidelines.

4.	Identify and monitor actual and potential conflicts of interest involving the proxy voting process.

5.	Engage and oversee any third party service providers utilized to assist Parametric in voting proxies.

6.	Annually review the firm’s Proxy Voting Policies and Procedures and Proxy Voting Guidelines to ensure they are designed to serve the best interests of Parametric’s clients and recommend any revisions to the firm’s Corporate Governance Committee.

For more information, please contact the Fund at (855) 268-2242.

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